UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report: January 30, 2024
(Date of earliest event reported)

Commission File Number	Exact Name of Registrant as specified in its charter	State or Other Jurisdiction of Incorporation or Organization	IRS Employer Identification Number
333-274815	THE EMPIRE DISTRICT ELECTRIC COMPANY	Kansas	44-0236370
333-274815-01	EMPIRE DISTRICT BONDCO, LLC	Delaware	93-3459519

The Empire District Electric Company	EMPIRE DISTRICT BONDCO, LLC

602 S. Joplin Avenue Joplin, Missouri 64801 (Address of principal executive offices)(Zip Code) (417) 625-5100 (Registrant’s telephone number, including area code)

c/o The Empire District Electric Company
602 S. Joplin Avenue
Joplin, Missouri 64801
 (Address of principal executive offices) (Zip Code)

(417) 625-5100
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	The Empire District Electric Company	☐

Emerging growth company	Empire District Bondco, LLC	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

The Empire District Electric Company	☐

Empire District Bondco, LLC	☐

Item 8.01.	Other Events

On January 30, 2024, Empire District Bondco, LLC (the “Issuing Entity”) issued $305,490,000 aggregate principal amount of Securitized Utility Tariff Bonds, Series 2024-A (the “Bonds”), pursuant to an Indenture and Series Supplement, each dated as of January 30, 2024, which are annexed hereto as Exhibits 4.1 and 4.2, respectively. The Bonds were offered pursuant to the Prospectus dated January 18, 2024 (the “Prospectus”). In connection with this issuance of the Bonds, the Issuing Entity and The Empire District Electric Company (“Liberty”) entered into the Securitized Utility Tariff Property Servicing Agreement, the Securitized Utility Tariff Property Purchase and Sale Agreement and the Administration Agreement, each dated as of January 30, 2024, which are annexed hereto as Exhibits 10.1, 10.2 and 10.3, respectively.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description
4.1	Indenture between Empire District Bondco, LLC and The Bank of New York Mellon Trust Company, N.A., dated as of January 30, 2024
4.2	Series Supplement between Empire District Bondco, LLC and The Bank of New York Mellon Trust Company, N.A. (including forms of the Bonds), dated as of January 30, 2024
5.1	Opinion of Hunton Andrews Kurth LLP with respect to legality
10.1	Securitized Utility Tariff Property Servicing Agreement between Empire District Bondco, LLC and The Empire District Electric Company, as Servicer, dated as of January 30, 2024
10.2	Securitized Utility Tariff Property Purchase and Sale Agreement between Empire District Bondco, LLC and The Empire District Electric Company, as Seller, dated as of January 30, 2024
10.3	Administration Agreement between Empire District Bondco, LLC and The Empire District Electric Company, as Administrator, dated as of January 30, 2024
23.1	Consent of Hunton Andrews Kurth LLP (included as part of its opinion filed as Exhibit 5.1 and Exhibit 99.1)
23.2	Consent of Brydon Swearengen & England P.C. (included as part of its opinion filed as Exhibit 99.2)
99.1	Opinion of Hunton Andrews Kurth LLP with respect to U.S. constitutional matters
99.2	Opinion of Brydon Swearengen & England P.C. with respect to Missouri constitutional matters
104	Cover Page Interactive Data File – the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned thereunto duly authorized.

THE EMPIRE DISTRICT ELECTRIC COMPANY

	By:	/s/ Kevin Noblet
Kevin Noblet
President

	By:	/s/ Jennifer Shewmake
Jennifer Shewmake
Dated: January 30, 2024		Treasurer and Secretary

EMPIRE DISTRICT BONDCO, LLC

	By:	/s/ Kevin Noblet
Kevin Noblet
Manager and President

	By:	/s/ Jennifer Shewmake
Jennifer Shewmake
Dated: January 30, 2024		Manager, Secretary and Treasurer